UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☐
Filed by a Party other than the Registrant  ☒

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PartnerRe Ltd.
(Name of Registrant as Specified In Its Charter)

EXOR S.p.A. John Elkann Enrico Vellano Mario Bonaccorso Fabiola Portoso
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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	2.	Form, schedule or registration statement no.:

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	4.	Date Filed:

On June 29, 2015, EXOR S.p.A. (“EXOR”) sent the following letter to the preferred shareholders of PartnerRe Ltd.:

WORRIED ABOUT LIFE AS A PREFERRED   SHAREHOLDER OF A COMBINED PARTNERRE/AXIS?   With EXOR, PartnerRe will continue as a single, successful standalone entity as it is today.    Better than that, it will also have added financial strength under EXOR’s ownership making  your investment even safer in the future. With EXOR, there is nothing to worry about.  Don’t let the risks of the AXIS transaction become your risks.    EXOR = STABILITY + SECURITY FOR PARTNERRE SHAREHOLDERS    THAT’S UNDERSTANDABLE. THERE’S PLENTY TO WORRY ABOUT.   >>   >>   STANDALONE   PARTNERRE TODAY    PARTNERRE WITH THE AXIS TRANSACTION  Debt Level $800 million $1.9 billion — more than double   Financial   Strength Solid   Weakened    $3.7 billion payout to common shareholders in 2015-2017 =   more than 125% of future operating earnings   Integration    Risk None    Massive    Two complex companies integrating on a scale never   attempted by either, combined with management changes,  widespread employee layoffs, loss of brand.   Client   Base Strong and solid   Seriously at risk   Combined company will compete with most PartnerRe’s   existing clients — some may vote with their feet  Business   Strengths   Good employees   Talented management   Excellent brand   Strong culture    Widespread job losses +   Risks of defection, disaffection, departure +   PartnerRe brand discontinued =    Serious risk to corporate culture and health   PROTECT YOUR INVESTMENT   VOTE THE GOLD CARD  AGAINST THE AXIS TRANSACTION EXOR

PLEASE SIGN, DATE AND VOTE THE GOLD PROXY CARD AGAINST ALL THREE PROPOSALS RELATED TO THE AXIS TRANSACTION.  Do not sign or return any WHITE proxy cards you receive from PartnerRe. An ABSTAIN vote is  not the same as voting the GOLD card AGAINST the proposals related to the AXIS transaction.  Ensure that your voice is heard by voting GOLD today. If you have already returned a WHITE  proxy card, you can change your vote by simply returning the GOLD proxy card today.  If you would like to receive copies of EXOR’s proxy statement or have questions about the  EXOR offer or voting your shares, you can contact our proxy solicitor, Okapi Partners LLC, at:  toll free: (877) 796-5274 or +1 (212) 297-0720 or info@okapipartners.com Additional information about EXOR’s offer and access to proxy materials are also available at: www.exor-partnerre.com.
FORWARD-LOOKING STATEMENTS  Certain statements and information contained in this communication that are not statements or information of historical fact constitute forward-looking statements, notwithstanding that such statements are not specifically identified as such. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “commit”, “estimate”, “anticipate”, “believe”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “outlook”, “prospects”, “plan”, “intend”, or similar terminology, including by way of example and without limitation plans, intentions and expectations regarding the proposal to acquire PartnerRe, the financing of a potential transaction, and the anticipated results, benefits, synergies, earnings accretion, costs, timing and other expectations of the benefits of a potential transaction. Forward-looking statements are related to future, not past, events and are not guarantees of future performance. These statements are based on current expectations and projections about future events and, by their nature, address matters that are, to different degrees, uncertain and are subject to inherent risks and uncertainties. They relate to events and depend on circumstances that may or may not occur or exist in the future, and, as such, undue reliance should not be placed on them. Actual results may differ materially from those expressed in such statements as a result of a variety of factors, including changes in general economic, financial and market conditions and other changes in business conditions, changes in commodity prices, the level of demand and financial performance of the major industries our portfolio companies serve, changes in regulations and institutional framework (in each case, in Italy or abroad), and many other factors, most of which are outside of the control of EXOR. EXOR expressly disclaims and does not assume any liability in connection with any inaccuracies in any of these forward-looking statements or in connection with any use by any party of such forward-looking statements. Any forward-looking statements contained in this communication speaks only as of the date of this communication. EXOR undertakes no obligation to update or revise its outlook or forward-looking statements, whether as a result of new developments or otherwise. Names, organizations and company names referred to may be the trademarks of their respective owners. This communication does not represent investment advice neither a solicitation, nor a recommendation nor an invitation, nor an offer for the purchase or sale of financial products and/or of any kind of financial services as contemplated by the laws in any country or state. IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. EXOR has filed a proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the upcoming special meeting of the shareholders of PartnerRe at which the PartnerRe shareholders will consider certain proposals regarding the proposed transaction with AXIS (the “Special Meeting Proposals”). This material is not a substitute for the Proxy Statement that EXOR has filed with the SEC or any other documents which EXOR may send to its or PartnerRe’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to EXOR through the investor contacts listed above.  PARTICIPANTS IN THE SOLICITATION EXOR and its directors, executive officers and other employees may be deemed to be participants in any solicitation of shareholders in connection with the Special Meeting Proposals. Information regarding EXOR’s directors and executive officers is available in EXOR’s public announcements and filings with the SEC, Consob and the Borsa Italiana, which can also be found at www.exor.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the Proxy Statement.   With EXOR, your terms and rights will be exactly the same as they are today — and   you’ll be part of a stronger and more financially secure company going forward.   VOTE AGAINST THE AXIS TRANSACTION   AND GIVE YOURSELF THE CHANCE TO BE PART OF THIS FUTURE   EXOR